UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 25, 2006
                                                  (March 31, 2005)




                     Medical Makeover Corporation of America
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             (Exact name of registrant as specified in its charter)



         Delaware                      000-11596                 20-0799349
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(State or other jurisdiction      (Commission File Number)   (IRS Employer
   of  incorporation)                                       Identification No.)



500 Australian Ave., Suite 700, West Palm Beach, FL                     33401
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (561) 514-0196


                                       N/A
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         (Former name or former address, if changed since last report.)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement.

On March 31, 2005, the Company filed a Form 8-K discussing the March 31, 2005, agreement to acquire R&I Salon, Inc.

As of December 6, 2005, the Company has determined that it is unable to close this agreement, and considers the agreement void ab initio. Under Section 9. (
C) of the agreement, the Company has the right to this action. The Company expended significant efforts to attempt to close the agreement since March 31, 2005, but has determined that it is impossible.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------
10.12           Termination agreement dated December 6, 2005.

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Filed herewith


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                     Medical Makeover Corporation of America


     January 25, 2006      By:  /s/ Stephen H. Durland
                                --------------------------
                                Stephen H. Durland
                                Title: Director